Ohio National Fund, Inc.

Supplement dated March 1, 2019

to the Summary Prospectus dated May 1, 2018

ON Bristol Portfolio

The following supplements and amends the summary prospectus dated May 1, 2018, as previously supplemented:

Effective May 1, 2019, the Portfolio will change its name to “ON BlackRock Advantage Large Cap Core Portfolio.” This will serve as notice to shareholders that, effective May 1, 2019, the Portfolio will add a new non-fundamental policy which provides that, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) be invested in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

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Please retain this supplement with your Prospectus for future reference.